UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2025

NextTrip, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-38015	27-1865814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Paseo del Sol Santa Fe, New Mexico	87507
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (505) 438-2576

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NTRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 24, 2025, the Company and Blue Fysh Holdings Inc. (“Blue Fysh”) entered into a share exchange agreement (the “Share Exchange Agreement”) whereby Blue Fysh agreed to issue 117 restricted shares of its common stock to the Company, representing a ten percent (10%) interest in Blue Fysh, in exchange for 483,000 restricted shares of Series N Nonvoting Convertible Preferred Stock (the “Series N Preferred”) of the Company at an issuance price of $5.00 per share (the “Share Exchange”). The Share Exchange is expected to close on or about February 27, 2025. The parties entered into the Share Exchange Agreement, creating minority ownership positions between the entities, as part of their mutual efforts to work together to expand each company’s business opportunities.

Pursuant to the Share Exchange Agreement, the Company agreed to use commercially reasonable efforts to register the shares of common stock (the “Conversion Shares”) issuable upon conversion of the Series N Preferred for resale by Blue Fysh, and further agreed not to file any other resale registration statement with the Securities and Exchange Commission after closing of the transaction unless such registration statement includes all of Conversion Shares. Additionally, the Share Exchange Agreement and the Certificate of Designation for the Series N Preferred provide that the Series N Preferred shall not be convertible into Conversion Shares unless and until the Company elects to solicit stockholder approval of the issuance of common stock upon conversion of the Series N Preferred, which is has agreed to use commercially reasonable efforts to do on a prompt basis, and the stockholders of the Company have in fact approved such issuance in accordance with the applicable rules and regulations of the Nasdaq Capital Market.

The foregoing summary of the Share Exchange Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the copy of the Share Exchange Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”), which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 regarding the issuance of the Series N Preferred to Blue Fysh is hereby incorporated herein by reference.

The shares of Series N Preferred issued by the Company (the “Shares”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and were issued to the respective recipients in transactions exempt from registration under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder. Accordingly, the Shares constitute “restricted securities” within the meaning of Rule 144 under the Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 25, 2025, the Company withdrew the certificates of designation for its Series A Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock and Series G Convertible Preferred Stock (the “Withdrawn Certificates”) by filing Certificates of Withdrawal with the Nevada Secretary of State. There were no shares of preferred stock outstanding under the Withdrawn Certificates when filed. Copies of the Certificates of Withdrawal of the Withdrawn Certificates are attached hereto as Exhibits 3.1, 3.2, 3.3, 3.4 and 3.5 to this Current Report, which are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On February 27, 2025, the Company issued a press release announcing the execution of the Share Exchange Agreement with Blue Fysh. A copy of the foregoing press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

The information in this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Forward-Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibit 99.1 attached hereto, or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the “Commission”), reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect the Company’s business and the accuracy of the forward-looking statements contained herein. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Withdrawal of Certificate of Designation of Series A Preferred Stock.
3.2	Withdrawal of Certificate of Designation of Series B Preferred Stock.
3.3	Withdrawal of Certificate of Designation of Series C Preferred Stock.
3.4	Withdrawal of Certificate of Designation of Series D Preferred Stock.
3.5	Withdrawal of Certificate of Designation of Series G Preferred Stock.
10.1	Share Exchange Agreement by and between the Company and Blue Fysh Holdings, Inc., dated February 24, 2025.
99.1	Press Release, dated February 27,2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTTRIP, INC.

Date:	February 27, 2025	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer